EXHIBIT 32.2

STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Dark Dynamite Inc (the "Company") for the three months and six months ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Wang, Xiao Jun, Chief Financial Officer of the Company, certify that:

❖	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

❖	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Wang, Xiao Jun
Wang, Xiao Jun
Chief Financial Officer

August 19, 2006

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.